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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 4, 1999, included in this Annual Report on Form 11-K into the Browning-Ferris Industries, Inc., previously filed Form S-8 Registration Statement File No. 33-56583.




ARTHUR ANDERSEN LLP


Houston, Texas
June 15, 1999